Exhibit 99.1

COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION Keefe, Bruyette & Woods12th Annual 2011 Community Bank Investor Conference

Peter G. Humphrey President & Chief Executive Officer COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

Statements contained in this presentation which are not historical facts and which pertain to future operating results of Financial Institutions, Inc. and its subsidiaries constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements involve significant risks and uncertainties. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company's last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward looking statements. The Company assumes no obligation to update any information presented herein. COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 3

Investment Highlights NASDAQ FISIMarket capitalization $239.8 mil. Shares outstanding 13.8 mil.Recent price* $ 17.3752-week range $ 14.14 - $ 20.74Quarterly dividend rate $ 0.12Dividend yield 2.76% * Price as of market close on July 25, 2011 COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 4

COMPETITIVE ADVANTAGE: SKILLFUL NAVIGATION

INVESTMENT HIGHLIGHTS

- **Deep, broad and experienced management team**
- **Effective risk management**
- **Low risk balance sheet**
- **Attractive footprint in upstate New York**
  - Extensive retail delivery network – 50 branches in 14 contiguous counties
  - Targeting larger, more affluent markets of suburban Buffalo and Rochester for growth opportunities
  - Stable regional economy
- **Strong capital management**
  - Disciplined approach to capital management
  - Attractive capital structure
- **Sustainable earnings and financial position**
  - Strong earnings and net interest margin
  - Diversified revenue stream
  - Diligent expense control
  - Diversified loan portfolio with pristine asset quality
  - Disciplined credit culture, no subprime lending
  - Conservative investment portfolio
  - Emphasis on core deposits and relationship banking
  - Low loan/deposit ratio
- **Attractive valuation**

Financial Institutions, Inc.®

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COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Investment Highlights Management Team Name Title Age Years at FISI Peter G. Humphrey President & CEO 57 34 Karl F. Krebs EVP, CFO 55 2 Martin K. Birmingham EVP, Commercial Banking 44 6 George D. Hagi EVP, Chief Risk Officer 58 5 Richard J. Harrison EVP, Sr. Retail Lending Administrator 66 8 Kevin B. Klotzbach SVP, Treasurer 58 10 R. Mitchell McLaughlin EVP, CIO 53 30 Rita M. Bartol SVP, Director of HR 50 <1 John L. Rizzo SVP, Corporate Secretary / Counsel 61 1 John J. Witkowski EVP, Retail Banking 49 6 6

COMPETITIVE ADVANTAGE: SKILLFUL NAVIGATION



INVESTMENT HIGHLIGHTS

Effective Risk Management

- Liquidity Risk
- Credit Risk
- Interest Rate Risk
- Compliance Risk
- Regulatory Risk
- Operating Risk
- Legal Risk
- Reputational Risk

Financial Institutions, Inc.®

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COMPETITIVE ADVANTAGE: SKILLFUL NAVIGATION



INVESTMENT HIGHLIGHTS

Low Risk Balance Sheet

- Diversified Loan Portfolio with Pristine Quality
- Disciplined Credit Culture – No Subprime Lending
- Conservative Investment Portfolio
- Low Loan / Deposit Ratio and Stable Core Deposit Base

Financial Institutions, Inc.®

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Extensive Retail Delivery Network 14 Contiguous Counties 50 Branches Over 70 ATMs Investment Highlights COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION 9

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION Source: SNL FinancialData as of 6/30/2010 Target Market Potential $ 10.3 Billion $ 33 Billion $ 1.1 Billion 10

Increased disposable income plays well for core deposit performance as well as loan activity. COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Investment Highlights Target Market Potential Source: SNL FinancialData as of 6/30/2010 11

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION (CHART) Unemployment Rate (CHART) Consumer Confidence Investment Highlights Stable Regional Economy 12

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Provide sufficient capacity to continue to grow organicallyBe prepared for possible strategic opportunitiesPosition the Company to handle changing regulatory landscapeMaintain the confidence of regulators, employees, customers and investorsAllow for the payment of increased dividends Investment Highlights Disciplined Approach to Capital Planning COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 13

2009 2010 Q2 - 2011 Q1-2011 Peer Average* Tier I Risk-based Capital Ratio% 11.95 12.34 13.71 12.45 Total Risk Based Capital Ratio % 13.21 13.60 14.96 14.18 Leverage Ratio % 7.96 8.31 9.30 8.69 Tangible Common Equity Ratio % 5.19 5.65 7.97 6.97 Common BookValue Per Share $ 13.39 14.48 15.66 14.08 Tangible Common Book Value Per Share $ 9.94 11.06 12.96 10.47 COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Investment HighlightsAttractive Capital structure * Based on the peer group defined in the FISI Proxy statement. COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 14

Karl F. Krebs Executive Vice President & Chief Financial Officer COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION Financial Overview

2008 2009 2010 Q1 - 2011 Q2 - 2011 EPS - Diluted $ (2.54) $0.99 $1.61 $0.33 $0.39 Net Income (Loss) $ (26,158) $14,441 $21,287 $5,820 $5,719 COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION FINANCIAL Highlights 16

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION FINANCIAL Highlights YTD 2011 %Changevs. YTD 2010 BALANCE SHEET BALANCE SHEET BALANCE SHEET Loans $ 1,368,000 6% Deposits $ 1,872,000 3% INCOME STATEMENT INCOME STATEMENT INCOME STATEMENT Net Interest Income $ 40,091 3% Non-Interest Income $ 10,122 12% Income before taxes $ 17,572 11% Net Income $ 11,539 10% PERFORMANCE PERFORMANCE PERFORMANCE Diluted EPS $ 0.72 10% ROA 1.04% 5 bps Efficiency 59.32% 41 bps Key Statistics Dollars in thousands except Earnings per Share data COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 17

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION FINANCIAL HighlightsStrong Net Interest Margin (CHART) COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 18

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION (CHART) CAGR (2007 to 2010) 8% * All years exclude Securities Gains & OTTI COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION FINANCIAL HighlightsNet Interest Income vs. Noninterest Income 19

(CHART) Financial HighlightsExpense Management-Efficiency Ratio Expense as a Percent of Revenue * Peer group as defined in the FISI Proxy statement. COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 20

(CHART) CAGR (Q4-07 to Q4-10) 12% $ 964 $1,121 $1,264 $1,346 $1,368 COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 21

COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION



FINANCIAL HIGHLIGHTS
Disciplined Lending



Loan Outstandings
$ millions
Non-Performing Loan Ratio
Q1-2011 Peer Average*
2.04%
Non Performing Loan Ratio
$1,200
$1,000
$800
$600
$400
$200
$0
2.0%
1.5%
1.0%
0.5%
0.0%
0.51%
------------ As of December 31 ------------
2007
2008
2009
2010
Q2-2011

* Peer group as defined in the FISI Proxy statement.

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$ Millions 2009 2010 YTD 2011 Q1-2011 Peer Average* Non-Performing Loans Non-Performing Loans Non-Performing Loans Non-Performing Loans Non-Performing Loans Balances $8.7 $7.6 $7.0 % of Total Loans .69% .56% .51% 2.04% Net Loan Charge-Offs Net Loan Charge-Offs Net Loan Charge-Offs Net Loan Charge-Offs Net Loan Charge-Offs Balances $5.7 $7.0 $2.0 % of Total Average Loans .47% .54% .29% .32% Allowance for Loan Losses Allowance for Loan Losses Allowance for Loan Losses Allowance for Loan Losses Allowance for Loan Losses Balances $20.7 $20.5 $20.6 % of Total Loans 1.64% 1.52% 1.51% 1.66% % of Non-Performing Loans 239% 270% 296% 81% * Peer group as defined in the FISI Proxy statement. COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION FINANCIAL HighlightsLoan Quality 23

(CHART) financial HighlightsLow Risk Security Portfolio COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION Data as of 6/30/2011 24

(CHART) (CHART) COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 25

FISIYTD 2011 Price / LTM EPS 11.35x Price / 2011 Est. Mean EPS* 11.13x Price / Tangible Book 1.34x ROA 1.04% ROE 10.43% COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Investment HighlightsAttractive valuation Price as of market close on July 25, 2011.* Estimated mean EPS per SNL Financial. COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 26

COMPETITIVE
ADVANTAGE:
SKILLFUL
NAVIGATION

INVESTMENT HIGHLIGHTS

- **Deep, broad and experienced management team**
- **Effective risk management**
- **Low risk balance sheet**
- **Attractive footprint in upstate New York**
  - Extensive retail delivery network – 50 branches in 14 contiguous counties
  - Targeting larger, more affluent markets of suburban Buffalo and Rochester for growth opportunities
  - Stable regional economy
- **Strong capital management**
  - Disciplined approach to capital management
  - Attractive capital structure
- **Sustainable earnings and financial position**
  - Strong earnings and net interest margin
  - Diversified revenue stream
  - Diligent expense control
  - Diversified loan portfolio with pristine asset quality
  - Disciplined credit culture, no subprime lending
  - Conservative investment portfolio
  - Emphasis on core deposits and relationship banking
  - Low loan/deposit ratio
- **Attractive valuation**

Financial Institutions, Inc.®

27